Exhibit 10.4



          FIFTH AMENDMENT TO SECURITIZATION AGREEMENTS

     THIS FIFTH AMENDMENT TO SECURITIZATION AGREEMENTS (this "Amendment"), is made and entered into as of October 24, 2001 (the "Effective Date"), by and between CONSOLIDATED FREIGHTWAYS FUNDING LLC, a Delaware limited liability company (the "Borrower"), CONSOLIDATED FREIGHTWAYS CORPORATION OF DELAWARE, a Delaware corporation ("CFCD"; the Borrower and CFCD are referred to herein individually as a "Company" and collectively as the "Companies"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("GE Capital"), in its capacities (i) as Conduit Lender (in such capacity, the "Conduit Lender"), (ii) as Committed Lender (in such capacity, the "Committed Lender"; in its dual capacities as Conduit Lender and Committed Lender, GE Capital is herein referred to as "Lender"), and (iii) as Administrative Agent for the Lender (in such capacity, the "Administrative Agent").

                       W I T N E S E T H:

     WHEREAS, CFCD and the Borrower are parties to a certain Receivables Sale and Contribution Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Sale Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in Annex X to the Sale Agreement as amended by this Amendment), whereby CFCD has agreed to sell, contribute or otherwise transfer to the Borrower, and the Borrower has agreed to purchase or otherwise acquire from CFCD, all of the right, title and interest of CFCD in the Receivables; and

     WHEREAS,   CFCD,   the   Borrower,  the   Lender   and   the
Administrative Agent, are parties to a certain Servicing Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Servicing Agreement"), whereby the Borrower has appointed CFCD to service, administer and collect the Transferred Receivables pursuant to the Funding Agreement (defined below) on the terms and conditions set forth therein; and

     WHEREAS, the Borrower, the Lender and the Administrative Agent are parties to a certain Receivables Funding Agreement, dated as of April 27, 2001 (as amended to the date hereof, the "Funding Agreement") (the Sale Agreement, the Servicing Agreement and the Funding Agreement, together with all exhibits and annexes thereto, are referred to herein collectively as the "Securitization Agreements"), pursuant to which, among other things, the Lender has agreed, subject to certain terms and conditions, to make Advances to the Borrower to fund its purchases of the Receivables; and

     WHEREAS, the Companies have requested that the Securitization Agreements be amended in certain respects and that certain waivers be granted, and GE Capital (in its various capacities) is willing to agree to such amendments and grant such waivers subject to the terms and conditions of this Amendment.

     NOW  THEREFORE, in consideration of the premises and  mutual
covenants   contained  herein,  and  other  good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments of Securitization Agreements.  Subject to the
terms   and  conditions  of  this  Amendment,  including  without
limitation the fulfillment of the conditions to effectiveness specified in Section 6 below, the parties signatory to each of the Funding Agreement, the Sale Agreement and the Servicing Agreement hereby agree to amend Annex X to the Funding Agreement, the Sale Agreement and the Servicing Agreement as follows:

     (A) The definition of the term "Payroll Reserve" set forth in Annex X to the Funding Agreement, the Sale Agreement and the Servicing Agreement is hereby deleted in its entireties and the following amended definition of such term is substituted in lieu thereof:

                "Payroll Reserve" shall mean (i) at all times during the period from the Third Amendment Effective Date through November 1, 2001, an amount equal to $5,000,000 and (ii) at all times on and after November 2, 2001, an amount equal to $15,000,000. The imposition of the Payroll Reserve is not intended to modify or impair the Administrative Agent's discretion to impose additional reserves with respect to the unpaid employee payroll of the Parent and its Subsidiaries under clause (iv) of the definition of the term "Reserves" herein.

     2. No Other Amendments. Except for the amendment expressly set forth and referred to in Section 1 above, the Securitization
Agreements shall remain unchanged and in full force and effect.

3. Representations and Warranties. Each Company hereby represents and warrants to the Lender and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by such Company, (b) after giving effect to this Amendment, no Termination Event, Incipient Termination Event, Event of Servicer Termination or Incipient Servicer Termination Event in respect of such Company has occurred and is continuing as of this date, and (c) after giving effect to this Amendment, all of the representations and warranties made by such Company in the Securitization Agreements are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties expressly referred to a specific prior date). Any breach in any material respect by any Company of any of its representations and warranties contained in this Section 3 shall be a Termination Event and an Event of Servicer Termination for all purposes of the Securitization Agreements. Any Advances made on the Effective Date shall be deemed to have been requested and funded after giving effect to this Amendment.
4. Ratification. Each Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Securitization Agreements and all other documents delivered by such Company in connection therewith (including without limitation the other Related Documents to which each Company is a party), effective as of the date hereof.
5. Estoppel. To induce GE Capital (in its various capacities) to enter into this Amendment, each Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of any Company as against GE Capital (in its various capacities) with respect to the obligations of any Company to GE Capital (in its various capacities) under the Securitization Agreements or the other Related Documents, either with or without giving effect to this Amendment.
6. Conditions to Effectiveness. This Amendment shall become effective, as of the Effective Date, upon receipt by the Administrative Agent of this Amendment, duly executed, completed and delivered by each of the Companies and by GE Capital in its various capacities.
7. Reimbursement of Expenses. Each Company hereby agrees that it shall reimburse the Administrative Agent on demand for all costs and expenses (including without limitation reasonable attorney's fees) incurred by the Administrative Agent in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.
8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.
9. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by Applicable Law, each Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.
10. Counterparts. This Amendment may be executed in any number of several counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.
11. Entire Agreement. The Securitization Agreements as amended by this Amendment embody the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.
12. Originators' and GE Capital's Capacities. CFCD is executing and delivering this Amendment both in its capacity as an Originator under the Sale Agreement and as a Servicer under the Servicing Agreement, and all references herein to "CFCD" shall be deemed to include CFCD in both such capacities unless otherwise expressly indicated. GE Capital is executing and delivering this Amendment in its various capacities as Lender and the Administrative Agent, and all references herein to "GE Capital" shall be deemed to include it in all such capacities unless otherwise expressly indicated.
     IN WITNESS WHEREOF, the parties have caused this Fifth Amendment to Securitization Agreements be duly executed by their respective officers thereunto duly authorized, as of the date first above written.




                         CONSOLIDATED FREIGHTWAYS FUNDING LLC, as
                         Borrower


                         By:/s/Kerry K. Morgan
                         Name:Kerry K. Morgan
                         Title:Vice President and Treasurer


                         CONSOLIDATED FREIGHTWAYS CORPORATION OF
                         DELAWARE, as Originator and Servicer




                         By:/s/Robert E. Wrightson
                         Name:Robert E. Wrightson
                         Title:Executive Vice President and
                                 Chief Financial Officer



                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         as Conduit Lender, Committed Lender and
                         Administrative Agent


                         By:/s/Craig Winslow
                         Name:Craig Winslow
                         Duly Authorized Signatory